Exhibit 99.7

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed certain due diligence services (the “Review”) described below on residential mortgage loans acquired by Sutton Funding LLC (the “Client”) through flow reviews and acquired by reliance letter. The Review was conducted during October 2024 through April 2025 on mortgage loans with origination dates from October 2024 through January 2025 via files imaged and provided by the Client’s designee for review. The Review included loans reviewed under the Credit and Compliance Scope (145 loans), and the Business Purpose Scope (17 loans). The loans reviewed using the Credit and Compliance Scope and Business Purpose Scope are together referred to as the mortgage loans.

(2) Sample size of the assets reviewed.

The initial population consisted of 162 mortgage loans.

The final population of the Review covered 162 mortgage loans totaling an aggregate original principal balance of approximately $28.681 million. To AMC’s knowledge, the Review covered 100% of the securitization loan population.

(3) Determination of the sample size and computation.

The Review was conducted consistent with the criteria for the nationally recognized statistical rating organizations, NRSRO(s), identified in Item 3 of the ABS Due Diligence-15E.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared data fields on the tape provided by the Client to the data found in the actual mortgage loan file as captured by AMC. For the purposes of this disclosure, AMC’s review only included fields that were included in a related data integrity review being performed by another vendor and did not include all fields that may have been available for data comparison at the time of original acquisition. This comparison, when data was available, included the following data fields:

# of Units	Escrow Account	Original LTV
Amortization Term	First Payment Date	Original P&I
Amortization Type	Hazard Insurance Monthly Premium	Original PITIA
Appraisal As-Is Value	Interest Only	Original Term
Appraisal Date	Interest Only Period	Origination Channel
Appraisal Effective Date	Investor: Qualifying Total Debt Ratio	PITIA Reserves Months
Appraised Value	Last Property Transfer Date	Prepayment Penalty Period (months)
Balloon Flag	Lien Position	Prepayment Terms
Blanket Mortgage?	Loan Property Count	Product Description
Borrower Citizenship	Loan to Cost (LTC)	Property Type
Borrower EIN	Maturity Date	Purpose
Borrower First Name	Monthly HOA Dues	Refi Purpose
Borrower Last Name	Monthly Taxes	Representative FICO
Borrower Qualifying FICO	Neg Am	State
Cash To Borrower	Note Date	Street
City	Occupancy	Subject Debt Service Coverage Ratio
Coborrower First Name	Original CLTV	Total Cash-out
Coborrower Last Name	Original HLTV	Zip
Coborrower Qualifying FICO	Original Interest Rate
Contract Sales Price	Original Loan Amount

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Additionally, AMC verified (i) listed borrowers signed documents requiring signature, (ii) borrowers signing documents were eighteen (18) years or older at the time of the mortgage loan origination, (iii) that all riders required by the terms of the mortgage and mortgage note were attached to the respective document, (iv) that social security numbers across documents were consistent, and (v) debt-to-income ratio (“DTI(s)”) and/or loan-to-value ratios (“LTV(s)”) were used in the assessment of conformity guidelines.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

AMC reviewed asset origination to determine conformity to the stated underwriting or credit extension guidelines, standards, criteria or other requirements, including, as applicable, the Ability to Repay and Qualified Mortgage requirements described below, that were provided to AMC. When applicable, a review of the mortgage loan file to the Automated Underwriting System output within the mortgage loan file was also performed.

Credit Application: For the Credit Application, AMC verified that the application: (i) was signed by all listed borrowers, (ii) was substantially filled out, (iii) contained all known borrower-owned properties on the Real Estate Owned section 2, and (iv) included the borrower’s employment history.

Credit Report: AMC’s review included confirming that a credit report, that met guideline requirements, was present for each borrower and that such borrower’s credit profile adhered to the guidelines. In order to make this determination, AMC: (i) captured the monthly consumer debt payments for use in relevant calculations, (ii) noted and researched the Real Estate Owned and fraud alerts, (iii) gathered liabilities listed on the credit report to be included in the debt to income ratio as appropriate, and (iv) gathered data required for the ASF tape submission including (a) the most recent FICO (scores from Equifax, Experian, and Transunion if available), (b) the most recent FICO date, (c) the longest trade line, (d) the maximum trade line, (e) the number of trade lines, and (f) the credit usage ratio.

Employment and Income: AMC determined whether applicable supporting employment and income documentation required by the guidelines, and as applicable Appendix Q or ATR, was present in the mortgage loan file and where possible, wasn’t fraudulent. This documentation was used to verify whether the income used to qualify the mortgage loan was calculated in accordance with the guidelines and may have included items such as: (i) verbal or written verification of employment, (ii) pay stubs, (iii) W-2 forms, (iv) tax returns, (v) financial statements, (vi) IRS tax transcripts, and (vii) Bank Statements.

Asset Review: AMC assessed whether the asset documentation required by the guidelines, and as applicable, Appendix Q or ATR, was present in the mortgage loan file. Utilizing this documentation, AMC completed a review of the reserve calculation and any large deposits. Documentation verifying assets for down payment, closing costs, prepaid items and reserves may have included: (i) verification-of-deposit (“VOD(s)”), (ii) depository account statements, (iii) stock or security account statements, (iv) gift funds, (v) escrow or earnest money deposits, and (vi) settlement statements or other evidence of conveyance and transfer of funds (if a sale of assets was involved).

Hazard/Flood Insurance/Taxes: A review of the insurance present on the mortgage loan was also performed by AMC. During the course of this review, AMC (i) verified that the hazard insurance met the minimum required amount of coverage in the guidelines, (ii) confirmed that the mortgage clause listed the lender’s name and “its successors and assigns,”, (iii) confirmed that the premium amount on both the hazard and flood insurance matched what was used in the DTI calculations, (iv) reviewed the tax certificate to verify and compare monthly escrows used to calculate DTI matched and that taxes were current, (v) confirmed that the flood certification was for the correct borrower, property, lender and mortgage loan number and was a “Life of Loan” certification, and (vi) completed other property specific items including (a) for condominium properties, confirming that the blanket policy met the minimum amount of coverage in the guidelines and (b) for properties in a flood zone per the flood certification, confirming that flood insurance met guideline requirements and met the minimum required amount of coverage in the guidelines.

Occupancy Review: AMC confirmed the property occupancy is consistent with the mortgage loan approval and borrowers’ application disclosure based solely on information contained in the mortgage loan file and any fraud report obtained in connection with the mortgage loan.

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Guideline Review: During the course of the review, AMC confirmed the mortgage loan was originated in accordance with required guidelines by reviewing conformity of mortgage loan, transaction type, and borrower characteristics to stated guidelines. Mortgage characteristics examined included (i) DTI of the borrower, (ii) the LTV/TLTV/HTLTV, (iii) the credit score for each borrower, (iv) asset reserves of the borrower, (v) property type, (vi) property usage, and (vii) other property specific items including (a) for condominium or cooperative properties, assessing whether the condominium or cooperative project adheres to required guidelines.

Fraud Review: AMC reviewed fraud report results in each mortgage loan file, to the extent present, in conjunction with source documents found in the mortgage loan file to assess the likelihood of any misrepresentations associated with the origination of the mortgage loan. If the mortgage loan file did not contain a fraud report and the counterparty did not produce one, AMC conditioned the mortgage loan for the missing fraud report product.

If a report was present, AMC reviewed the report for (i) any name variations for the borrowers, (ii) any social security number variations for the borrowers, (iii) any potential occupancy issues based on the borrower’s address history, (iv) any noted employment issues, and (v) any additional consumers associated with the borrower’s profile. If any findings were noted, AMC confirmed that such findings and/or variations were addressed by the originator in the origination of the asset or that such red flag issues were fully addressed via mortgage loan documentation provided.

Title Review: AMC’s review included a review of the chain of title and the duration of ownership by the seller or borrower (whichever is applicable) and ensured that the title conformed with the guidelines. Included in this review was a verification of whether the appropriate vestee was on the title documentation (if a purchase, the seller; if a refinance, the borrower) and that the title commitment addressed issues such as assessments; covenants, conditions and restrictions; access problems; vicinity of property to military airports; prior leases; court orders/divorce decrees; public probate issues; foreclosures; bankruptcies; judgment liens; state and federal tax liens; environmental liens, and oil/gas leases.

Additional Review of Mortgage Loan File: AMC also reviewed the closing documents to ensure that the mortgage loan file information is complete, accurate, and contains consistent documentation. Included in the portion of the review are items such as reviewing for (i) evidence of primary mortgage insurance, (ii) if the property is located in an area that was listed as a FEMA disaster zone post origination, (iii) the presence of loan modification documents, and (iv) general conformity to Fannie Mae or Freddie Mac approved formats at the time of origination.

BUSINESS PURPOSE SCOPE

Each loan, reviewed under this scope, was reviewed for adherence to the relevant credit policy as indicated by the Client. For this review, procedures followed included:

▪	Reviewing the provided Note, Mortgage/DOT, and Guaranty Agreement(s) to confirm execution, adherence to the credit policy, and agreement with other Loan Approval documentation.
▪	Examining appraisal reports, BPO’s, and appraisal reviews to determine if the property type is consistent with underwritten property type and usage (such as evidence/an indication of either owner or tenant occupancy) and comparing this information against other relevant information contained within applicable sections of the loan file to evaluate consistency, accuracy, and adheres to the credit policy.
▪	Reviewing environmental reporting, Flood Certification, and Evidence of Insurance to confirm accuracy and adherence to credit policy requirements.
▪	Reviewing credit reporting, VOR/VOM, Background Check(s), and any applicable Letter(s) of Explanation to confirm accuracy, adherence to credit policy requirements, and consistency with the Final Loan Approval worksheet.
▪	Reviewing HUD-1’s, Title Search, Purchase Agreements, existing leases/rent rolls, and verification of funds with loan terms, and underwritten approved terms and amounts/LTV/LTC as well as adherence to credit policy requirements.
▪	Reviewing LOI/LOE(s) for presence of un-qualified statement of business and occupancy intent, confirmation that the LOI/LOE cited address is consistent with the subject property address, and that signatory(s) are consistent with the identified borrower(s)/guarantor(s).
▪	Reviewing Final Form 1003/Loan application to ensure complete execution that the subject property listed is consistent with the subject property, and that the listed residence for the Individual(s) is an address other than the subject property.
▪	Confirming, if applicable, business license(s) and P&L’s are present, valid, and adheres to credit policy requirements.
▪	Confirming, if applicable, second mortgage documents are present, valid, align with approved terms amounts, and adhere to credit policy requirements.
▪	Reviewing final loan approval worksheets for accuracy, completion, documentation of approval for any exceptions, and evaluating such items for agreement/consistency with all other documentation contained in the review file.
▪	Reviewing the Certification of Business Purpose and Certification of Non-Owner Occupancy and Indemnity for presence of a completed fields, and verifying that the hand written Primary Residence address differs from the subject property address, and is signed/dated as required.

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▪	Verifying presence of a complete Certification of Non-Owner Occupancy and Indemnity document for each individual borrower/co-borrower/guarantor identified within the subject note/guaranty agreement, including the presence of either individual certifications or one certificate containing all required signatures.
▪	Comparing the Primary Residence address(es) listed for consistency between the Final Form 1003/Loan application(s) and the Certification(s) of Non-Owner Occupancy and Indemnity.
▪	Documenting any non-approved credit policy exceptions and/or inconsistencies and reporting and/or marking such items for further dialogue.
▪	Reviewing and calculating that the DSCR and/or Property DTI conforms with applicable guidelines.

Documents reviewed include the following items (* = where applicable):

Appraisal Report	Deed of Trust / Mortgage	Non-Owner-Occupancy & Business – Purpose Letter of Intent (LOI) / Letter of Explanation (LOE)
Appraisal Review documentation*	Environmental reports*	Note
Background check	Evidence of Hazard / Liability / Flood Insurance coverage	Purchase agreement(s)*
Broker Price Opinion and market rent addendum*	Existing Leases*	Rent Roll*
Business License*	Final Form 1003 / Loan Application(s)	Second mortgage documentation*
Business P&L’s*	Final HUD-1* / Loan Estimate (LE)* / Closing Disclosure (CD)*	Title Search Documentation
Certification(s) of Business purpose of loan	Flood certificates	Verification of down payment funds/ funds to close / reserve funds*
Certification(s) of Non-Owner Occupancy and Indemnity*	Guaranty Agreement(s)*	Verification of Rent / Mortgage (VOR/VOM) payment history*
Credit Report(s)	Identification / proof of residency status

DATA COLLECTION

AMC will compare data fields on the bid tape provided by the client to the data found in the actual file as captured by AMC. All material discrepancies will be noted.

(6) Value of collateral securing the assets: review and methodology.

AMC’s review included a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. AMC’s review included verifying the appraisal report was (i) on the appropriate GSE form, (ii) materially complete, (iii) in conformity with the guideline requirements for the property type in question, (iv) completed by an appraiser that was actively licensed to perform the valuation, (v) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (vi) made and signed prior to the final approval of the mortgage loan application, (vii) completed and dated within the guideline requirements, (vii) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

With regard to the use of comparable properties, AMC’s review (i) captured the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensured that such comparable properties are within standard appraisal guidelines; (ii) confirmed the property value and square footage of the subject property was bracketed by comparable properties, (iii) verified that comparable properties used are similar in size, style, and location to the subject, and (iv) checked for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

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Other aspects of AMC’s review included (i) verifying that the address matched the mortgage note, (ii) verifying that the appraisal  and the policies and procedures with regard to the appraisal, including the appropriate level of review, when originating the mortgage loan, were followed, (iii) noting whether the property zip code was declared a FEMA disaster area after the valuation date and notifying the Client of same (iv) confirming the appraisal report does not include any apparent environmental problems, (v) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (vi) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (vii) confirming that the value product that was used as part of the origination decision was directly accessible to AMC or if it was not directly accessible that another valuation product that was directly accessible to AMC was ordered in accordance with the Client’s specific valuation waterfall process. If more than one valuation was provided, AMC confirmed consistency among the valuation products and if there were discrepancies that could not be resolved, AMC created an exception.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Please be advised that SitusAMC will not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review will uncover all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or will uncover all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by SitusAMC are dependent upon receipt of complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which SitusAMC is relying in reaching such findings.

Please be further advised that SitusAMC does not employ personnel who are licensed to practice law in the various jurisdictions covered in the Review, and the findings set forth in any report prepared by SitusAMC does not constitute legal advice or legal opinions whatsoever. The findings are recommendations or conclusions based on information provided to SitusAMC. Information contained in any SitusAMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged SitusAMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by SitusAMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. SitusAMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by SitusAMC.

SitusAMC will review each residential mortgage loan to determine, as applicable, and to the extent possible and subject to the caveats below, whether the mortgage loan complies with each of the laws, rules and regulations specified below, in each case as the same may be amended, supplemented, replaced or otherwise modified from time to time pursuant to applicable law. With regard to TILA-RESPA Integrated Disclosure (“TRID”) testing, the compliance review is limited to the specific components enumerated below with the testing of those components in accordance with the SFA TRID Compliance Review Scope (“TRID Grid”), published by the Structured Finance Association (“SFA”). All other TRID testing, including other components of the TRID Grid, that are not explicitly enumerated below are considered outside of scope for purposes of this review.

(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a)	Rescission (§1026.23; §1026.15):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	failure to provide the correct form of right of rescission notice;
iv)	failure to provide the three (3) specific business day rescission period;
v)	missing or incorrect rescission expiration date on rescission notice;
vi)	“I wish to cancel” section of rescission notice is signed by borrower;
vii)	any material disclosure violation on a rescindable mortgage loan that gives rise to the right of rescission under TILA, which means, for closed end transactions, the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures, or those related to prepayment penalties on covered transactions, and for open-end transactions, the information that must be provided to satisfy the requirements in §1026.6 with regard to the method of determining the finance charge and the balance upon which a finance charge will be imposed, the annual percentage rate, the amount or method of determining the amount of any membership or participation fee that may be imposed as part of the plan, and the payment information described in §1026.40(d)(5)(i) and (ii) that is required under §1026.6(e)(2); and

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viii)	with respect to applicable exception remediation measures, confirm that a letter of explanation, a refund if applicable, new corrected material disclosures and a new notice of right to cancel was provided.
b)	Tolerances (§§1026.18, 22 and 23):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge
iii)	inaccurate Total of Payments outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Total of Payments
c)	Payment Tables (§1026.18, §1026.38):
i)	inaccurate disclosure of applicable payment tables on page 1 of the TIL or CD
d)	TILA Section 130(b) Corrections and Other Remediations
i)	with respect to applicable exception remediation measures, confirm the remediation was performed in accordance with regulatory and/or statutory requirements, and, where applicable, the SFA Compliance Review Scope methodology (in an attempt to establish a best practices approach to pre-securitization due diligence, as it applies to TILA RESPA Integrated Disclosure testing, the Structured Finance Association (“SFA”) has a working group that consists of industry participants including third party review providers and law firms who agreed to a standardized approach to remediation considerations).
e)	High-cost Mortgage (§§1026.31, 32,and 34):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty threshold test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage.
f)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements as applicable.
g)	With respect to brokered mortgage loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36(d)-(e)):
i)	review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;
ii)	review relevant document to determine if there was dual compensation; and
iii)	if requested by the client, review the presence of the mortgage loan option disclosure and to determine if the Steering Safe Harbor provisions were satisfied.
h)	Homeownership counseling (§1026.36(k)):
i)	determine if the creditor obtained proof of homeownership counseling in connection with a mortgage loan to a first-time homebuyer that contains a negative amortization feature.
i)	Mandatory Arbitration Clauses (§1026.36(h)):
i)	determine if the terms of the mortgage loan require arbitration or any other non-judicial procedure to resolve any controversy or settle any claims arising out of the transaction.
j)	Prohibition on Financing Credit Insurance (§1026.36(i)):
i)	determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance.
k)	Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36(g)):
i)	review for presence of mortgage loan originator organization and individual mortgage loan originator name and NMLSR ID, as applicable, on the credit application, note or mortgage loan contract, security instrument, Loan Estimate and Closing Disclosure; and
ii)	verify the data against the NMLSR database, as available.

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(II) Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43, as set forth below:

a)	The general Ability to Repay (ATR) underwriting standards (12 C.F.R. 1026.43(c));
b)	Refinancing of non-standard mortgages (12 C.F.R. 1026.43(d));
c)	Qualified Mortgages (QM) (12 C.F.R. 1026.43(e) (including qualified mortgages as separately defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.); the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.); and the U.S. Department of Agriculture (7 CFR Part 3555);
d)	Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)); and
e)	Prepayment penalty restrictions (12 C.F.R. 1026.43(g)).

SitusAMC will review applicable mortgage loans for compliance with the ATR and QM rule requirements based upon each mortgage loan’s originator designation (Safe Harbor QM, Higher-priced QM, Temporary SHQM, Temporary HPQM, Non-QM, Exempt from ATR). SitusAMC determines the mortgage loan’s status under the ATR or QM rule requirements and assigns a due diligence mortgage loan designation. Generally, SitusAMC notes as a material exception if the due diligence findings do not confirm the originator’s mortgage loan designation. Additionally, SitusAMC notes if an originator mortgage loan designation was not provided.

Qualified Mortgage

With respect to QM (Safe Harbor and Higher-priced) designated mortgage loans, SitusAMC reviews the mortgage loan to determine whether, based on available information in the mortgage loan file:

(i)	the mortgage loan contains risky mortgage loan features and terms (e.g. an interest only feature, negative amortization, or loan term exceeding 30 years),
(ii)	the “points and fees” exceed the applicable QM threshold,
(iii)	the monthly payment was calculated appropriately,
(iv)	the creditor considered and verified income or assets at or before consummation,
(v)	the creditor appropriately considered debt obligations, alimony and child support, and
(vi)	based on the application date, defined in accordance with 1026.2(a)(3)(ii), and the loan designation provided on the subject loan:
1.	Temporary QM (Agency/GSE Salable) – Loans submitted with a loan designation of Temporary SHQM (GSE/Agency Eligible) or Temporary HPQM (GSE/Agency Eligible)
a.	If loan application date is prior to 7/1/2021 or loan was purchased/securitized on or before 8/31/21, the loan will be evaluated to confirm it is salable to the GSEs.
b.	If loan application date is on or after 7/1/2021 or loan was purchased/securitized after 8/31/21 - an exception indicating loan is not eligible to be GSE Temp QM will be cited based on the GSE requirement for loan applications on or after 7/1/2021 to meet General QM (APOR) pricing based criteria to be salable,
2.	QM Based on Appendix Q – Loans submitted with a loan designation of Safe Harbor QM, Higher Priced QM, Safe Harbor QM (43-Q), or Higher Priced QM (43-Q)
a.	If the loan application date is prior to 3/1/2021 – determine whether at the time of consummation, the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z)
b.	If the loan application date is on or after 3/1/2021, but before 10/1/2022 – determine whether at the time of consummation, the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z)
3.	QM Based on APOR (Pricing-Based) – Loans with an application date on or after 3/1/2021, submitted with a loan designation of Safe Harbor QM (APOR), or Higher Priced QM (APOR), the QM considerations will be based on whether the APR exceeds the average prime offer rate by 2.25 or more percentage points (additional thresholds applicable for lower loan balances, subordinate lien covered transactions and certain manufactured homes loan amounts), and whether the loan does not meet the creditor’s guidelines without a documented exception and compensating factors.

QM loans with application dates on or after 10/1/22 are required to be either Safe Harbor QM (APOR) or Higher Priced QM (APOR)

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Verification Safe Harbor

Pursuant to the November 2021 SFA TPR Scope of Review for Verification Safe Harbor under General QM Rule (https://structuredfinance.org/wp-content/uploads/2021/11/SFA-TPR-Scope-of-Review-for-QM-VSH-Scope-of-Review-FINAL.pdf) SitusAMC has adopted the following approach with respect to Verification Safe Harbor:

VSH Indicator – For loans originated under the new General QM (APOR) pricing-based threshold, the lender will be required to document the Verification Safe Harbor (VSH) indicator. SitusAMC will capture, but will not verify the VSH indicator. If the lender does not provide a VSH indicator, the VSH for the loan will be identified as “Not Stated”.

VSH Indicator Discrepancy – Optional add-on service for loans submitted with a VSH Indicator of “Yes” (loan meets VSH). If a loan was submitted indicating VSH is met, client has the option to have SitusAMC review documentation in file and identify variances between documentation in file and guidelines used that could be indicative of an inaccurate VSH indicator. For all options below, the VSH indicator and determination method will be provided by the lender (within loan images, on the data tape, deal notes, or as part of the loan program/guidelines to which loans are originated). SitusAMC’s evaluation will be limited to review of the documents against the guidelines used and identified by the lender to meet VSH. Review and verification that guidelines used meet VSH requirements under the regulation (particularly for options 2 and 3 where guidelines used are not one of those explicitly enumerated in the regulation) are outside of SitusAMC’s scope. Lender is responsible for affirming guidelines used meet VSH standard requirements:

•	Option 1: VSH via reference to guidelines explicitly enumerated in the regulation (June 2020 GSE Guides)
o	Lender identifies that loan utilizes one of the GSE June 2020 guidelines specified in the regulation to meet VSH
o	For loans identified by lender to have VSH status, SitusAMC will determine documentation variances that would cause one to question the VSH attestation from the lender. If variances are identified, loan would not be identified by SitusAMC to meet the VSH documentation requirements (i.e., SitusAMC will report loan as not having met VSH).
o	AUS adherence will not be used to evaluate the VSH indicator.
•	Option 2: VSH via reference to subsequent versions of GSE Guides affirmed to be “substantially similar” to guides explicitly enumerated in the regulation
o	Lender identifies (source and publication date) and provides a set of GSE guides (other than one of the June 2020 guidelines specified in the regulation) utilized to meet VSH
o	Lender provides affirmation that guides used meet VSH requirements as revised version complies with verification standards or is substantially similar to the guides enumerated in the regulation commentary under 1026.43(e)
o	The determination and affirmation that the guides used are substantially similar would be the responsibility of the lender and/or aggregator. SitusAMC will not evaluate or make a determination as to whether the guidelines used by the lender are “substantially similar” to the explicitly enumerated underwriting guidelines.
o	For loans identified by lender to have VSH status, SitusAMC will determine documentation variances that would cause one to question the VSH attestation from the lender. If variances are identified, loan would not be identified by SitusAMC to meet the VSH documentation requirements (i.e., SitusAMC will report loan as not having met VSH).
o	AUS adherence will not be used to evaluate the VSH indicator
•	Option 3: VSH via proprietary guides
o	Lender identifies and provides a set of proprietary (non-GSE guides) underwriting guides utilized to meet VSH
o	Lender provides worksheet/AUS connecting the loan level review components to enumerated guides
o	Lender provides affirmation that guides used meet VSH requirements as guides comply with verification standards in the guides enumerated in the regulation commentary under 1026.43(e)
o	The determination and affirmation that the guides used are substantially similar would be the responsibility of the lender and/or aggregator. SitusAMC will not evaluate or make a determination as to whether the guidelines used by the lender are in line with the standards in the enumerated underwriting guidelines.
o	For loans identified by lender to have VSH status, SitusAMC will determine documentation variances that would cause one to question the VSH attestation from the lender. If variances are identified, loan would not be identified by SitusAMC to meet the VSH documentation requirements (i.e., SitusAMC will report loan as not having met VSH).
o	AUS adherence will not be used to evaluate the VSH indicator

The lender must also maintain policies and procedures to meet the requirement under the new General QM (APOR) rule. Review of policies and procedures and comparison of guides utilized to explicitly enumerated guides are outside of SitusAMC’s review scope.

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VSH Reporting – SitusAMC will include the following in securitization reports:

•	The lender/seller’s VSH Indicator;
•	Whether SitusAMC evaluated the VSH indicator provided by the lender/seller;
•	Which of the above 3 options was employed to evaluate the VSH indicator;
•	Whether SitusAMC identified a variance to indicator based on due diligence review; and
•	Whether loan met VSH based on option selected

This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.

If a mortgage loan was designated as QM and identified as eligible for guarantee, purchase, or insurance by an applicable agency as permitted under the QM final rule (effective January 10, 2014), SitusAMC reviews the mortgage loan to determine whether, based on available information in the mortgage loan file, if the mortgage loan satisfied (i), (ii) and (iii) and (vi)-1 as outlined above. In addition, SitusAMC reviews the Automated Underwriting System output within the mortgage loan file to confirm agency eligibility.

For each conventional QM designated mortgage loan that satisfied the applicable requirements enumerated above, SitusAMC then determines whether the mortgage loan is a Safe Harbor QM or Higher Priced QM by comparing the mortgage loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage. The Review also includes determining, as applicable, whether a mortgage loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.) and the U.S. Department of Agriculture (7 CFR Part 3555).

For each QM designated mortgage loan that does not satisfy the applicable requirements enumerated above, SitusAMC then determines whether the mortgage loan complies with the ATR rule consideration and verification requirements and provides a due diligence designation of Non-QM (for loans that comply with general (ATR) or ATR Fail (for loans that do not meet general ATR requirements). See below for more details on general ability to repay testing.

General Ability to Repay

For non-QM loans (loans that do not meet QM criteria or submitted by loan originator with a loan designation of non-QM), SitusAMC reviews the mortgage loan to the creditor’s guidelines to determine whether, based on available information in the mortgage loan file, the creditor considered, as applicable, the following eight underwriting factors, and will verify such information using reasonably reliable third-party records, at or before consummation:

i)	the consumer's current or reasonably expected income or assets;
ii)	if the creditor relied on income from the consumer's employment in determining repayment ability (the consumer's current employment status);
iii)	the consumer's monthly payment;
iv)	the consumer's monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made;
v)	the consumer's monthly payment for mortgage-related obligations;
vi)	the consumer's current debt obligations, alimony, and child support;
vii)	the consumer's monthly debt-to-income ratio or residual income; and
viii)	the consumer's credit history.

This portion of the Review also focuses on full recalculation of income and debts, as well as the documentation provided to support each item used in originator’s determination of the ability to repay. SitusAMC makes no representation or warranty surrounding the sufficiency of the client or creditor’s guidelines as it relates to ATR requirements.

SitusAMC reviews mortgage loans to determine their conformity with the ATR/QM factors as outlined above, but does not render an independent assessment or opinion, warranting or representing that a mortgage loan will be deemed to conform to Safe Harbor, Rebuttable Presumption, ATR or other status based on any additional or revised factors that may be considered by legislative, regulatory, administrative or judicial authorities (“Authorities”). SitusAMC does not represent or warrant that the factors for which it is reviewing the mortgage loans constitute all the factors and/or criteria that Authorities may consider in determining whether the creditor adequately demonstrated compliance with the ATR requirements under the rule. SitusAMC’s review is based on information contained in the mortgage loan file at the time it is provided to SitusAMC for review, and only reflects information as of that point in time.

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(III) The disclosure requirements and prohibitions of Section 50(a)(6), 50(f)(2), and limited provisions under Section 50(t) Article XVI of the Texas Constitution and associated regulations.

(IV) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” mortgage loans, “covered” mortgage loans, “higher-priced” mortgage loans, “home” mortgage loans or any other similarly designated mortgage loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time. State usury limitations and state-specific prohibited fees testing are outside of scope.

(V) Federal and state specific prepayment penalty provisions.

(VI) Federal and state specific late charges in states with assignee liability.

The state level late charge testing will be applicable to loans with the subject property in New Jersey, Georgia, New Mexico, and West Virginia.

(VII) Homeowners Flood Insurance Affordability Act of 2014 (HFIAA)

Confirm properties within a flood zone have adequate insurance coverage in accordance with HFIAA. (Including considerations of the total outstanding lien balances and any separate escrow impound requirements if the second lien is covered by a separate policy from the primary lien.)

(VIII) FIRREA Review

SitusAMC will confirm to the extent possible, that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, SitusAMC will review the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparable properties and adjustments were reasonable and that pictures were provided and were accurate.

In addition, SitusAMC will access the ASC database to verify that the appraiser, and if applicable the appraiser’s supervisor, were licensed and in good standing at the time the appraisal was completed.

As part of the portion of the Review described in this section, SitusAMC will analyze and capture data from the source documents identified in the Document Review below, as applicable.

(IX) Document Review.

SitusAMC will review each mortgage loan file and verify whether the following documents, if applicable, were included in the file and that the data on applicable documents was consistent:

▪	Initial application (1003);
▪	Underwriting summary/loan approval (1008);
▪	Credit report;
▪	Income and employment documentation;
▪	Asset documentation;
▪	Sales contract;
▪	Hazard and/or flood insurance policies;
▪	Copy of note for any junior liens;
▪	Appraisal;
▪	Title/Preliminary Title;
▪	Final 1003;
▪	Changed circumstance documentation;
▪	Right of Rescission Disclosure;
▪	Mortgage/Deed of Trust;
▪	Note;
▪	Mortgage Insurance;
▪	Tangible Net Benefit Disclosure;

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▪	Subordination Agreement;
▪	Notice of Special Flood Hazards;
▪	Initial and final GFE’s;
▪	HUD/Closing Disclosure from sale of previous residence;
▪	Final HUD-1;
▪	Initial TIL;
▪	Final TIL;
▪	Loan Estimates;
▪	Closing Disclosures; and
▪	Certain other disclosures related to the enumerated tests set forth herein.

(8) Other: review and methodology.

The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception Rating, include exceptions that were so subsequently identified, if any. Please note that only a limited number of loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

(9) Disclaimer.

Except as expressly enumerated above, please be advised that SitusAMC has not performed any review to determine whether the mortgage loans covered in this Report complied with federal, state or local laws, constitutional provisions, regulations, ordinances or any other laws or guidance, including, without limitation, licensing and general usury laws (“Applicable Law”).  Further, there can be no assurances that in performing the review and preparing this Report that SitusAMC has uncovered all relevant factors and potential issues relating to the origination of the mortgage loans, their compliance with Applicable Law, or the original appraisals relating to the mortgaged properties, or that SitusAMC has uncovered all relevant factors that could affect the future performance of the mortgage loans. Please note that the results set forth in this Report are dependent upon receipt of complete and accurate data regarding the mortgage loans from mortgage loan originators, sponsors, issuers, underwriters, and other third parties upon which SitusAMC is relying in reaching such results.  Except as expressly stated herein, SitusAMC did not verify the data relied upon in performing its review and producing this Report.  In addition, the findings and conclusions set forth in this Report are provided on an “as is” basis and are based on available information and Applicable Law as of the date of this Report, and SitusAMC does not undertake any obligation to update or provide any revisions to this Report to reflect events, circumstances, changes in Applicable Law, or changes in expectations after the date this Report was issued.  SitusAMC also hereby disclaims any representation or warranty as to accuracy or completeness of the Report, the inclusion or omission of any facts or information, or as to its suitability, sufficiency or appropriateness for the purposes of the transaction parties or investors or the use of the Report in preparation of any other document in connection with the subject transaction.).

Please be further advised that SitusAMC does not employ personnel who are licensed to practice law in the various jurisdictions covered in this Report, and the results set forth in this Report do not constitute legal advice or legal opinions whatsoever. The findings are recommendations or conclusions based on information provided to SitusAMC, and are not statements of fact or legal conclusions. Information contained in the Report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the Report based on certain factors, including the facts and circumstances of an individual mortgage loan.  The authorities administering the Applicable Law that was part of the review have broad discretionary powers which may permit such authorities, among other things, to withdraw exemptions accorded by statute or regulation, to impose additional requirements or to reach a conclusion that is not consistent with the results set forth in the Report. All decisions as to whether to issue, purchase, hold, sell or otherwise transact in securities backed by the mortgage loans reviewed in this Report, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such securities, shall be made solely by the parties to or investors in the transaction. The results set forth in this Report do not constitute tax or investment advice.  The scoring models in this Report are designed to identify potential risk in the securities backed by the mortgage loans reviewed, and each party or investor assumes sole responsibility for determining the suitability of the information for its particular use. SitusAMC does not make any representation or warranty (express or implied) as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by SitusAMC.

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SUMMARY OF FINDINGS & CONCLUSIONS OF REVIEW

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the requirements of the NRSROs listed on the Form ABS Due Diligence-15E.

OVERALL REVIEW RESULTS SUMMARY

There were one hundred sixty-two (162) loans in the securitization population reviewed by AMC. After all documents were presented, under the applicable S&P NRSRO grading criteria, seventy-five (75) loans (46.30%) had an Overall grade of “A”, seventeen (17) loans (10.49%) had an Overall grade of “B”, one (1) loan (0.62%) had an Overall grade of “C”, and sixty-nine (69) (42.59%) had an Overall grade of “D”. After all documents were presented, under the applicable Kroll NRSRO grading criteria, one hundred thirty-two (132) loans (81.48%) had an Overall grade of “A”, twenty-nine (29) loans (17.90%) had an Overall grade of “B”, and one (1) loan (0.62%) had an Overall grade of “C”.

S&P Overall Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	75	46.30%
B	17	10.49%
C	1	0.62%
D	69	42.59%
Total	162	100.00%

Kroll Overall Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	132	81.48%
B	29	17.90%
C	1	0.62%
D	0	0.00%
N/A	0	0.00%
Total	162	100.00%

CREDIT RESULTS SUMMARY

One hundred forty-four (144) loans (88.89%) reviewed received an “A” Credit grade, and eighteen (18) loans (11.11%) received a “B” Credit grade. No loans received a Credit grade of “C” or “D”.

S&P and Kroll Credit Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	144	88.89%
B	18	11.11%
C	0	0.00%
D	0	0.00%
Total	162	100.00%

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COMPLIANCE RESULTS SUMMARY

Seventeen (17) loans were reviewed under the Business Purpose scope and did not contain a compliance review. All one hundred forty-five (145) loans reviewed received an “A” or “B” Compliance grade. After all documents were presented, under the applicable S&P and Kroll NRSRO grading criteria one hundred thirty-four (134) loans (92.41%) had a Compliance grade of “A” and eleven (11) loans (7.59%) had a Compliance grade of “B.

S&P and Kroll Compliance Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	134	92.41%
B	11	7.59%
C	0	0.00%
D	0	0.00%
Total	145	100.00%

PROPERTY/VALUATION RESULTS SUMMARY

There were one hundred sixty-two (162) loans in the securitization population reviewed by AMC. After all documents were presented, under the applicable S&P NRSRO grading criteria, ninety-two (92) loans (56.79%) had a Property grade of “A”, one (1) loan (0.62%) had a Property grade of “C”, and sixty-nine (69) loans (42.59%) had a Property grade of “D”. After all documents were presented, under the applicable Kroll NRSRO grading criteria, thirty-one (31) loans (19.14%) had a Property grade of “A”, one (1) loan (0.62%) had a Property Grade of “C”, and one hundred thirty (130) loans (80.24%) had a Property grade of “N/A”.

S&P Property Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	92	56.79%
B	0	0.00%
C	1	0.62%
D	69	42.59%
Total	162	100.00%

Kroll Property Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	31	19.14%
B	0	17.90%
C	1	0.62%
D	0	0.00%
N/A	130	80.25%
Total	162	100.00%

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the one hundred sixty-two (162) Loans reviewed, twenty-three (23) unique Loans had one hundred forty-three (143) different tape discrepancies across thirty-six (36) data fields (some Loans had more than one data delta). The most variances were found on Appraisal Date, Borrower Qualifying FICO and Property type.

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
# of Units	1	16	6.25%	162
Amortization Term	0	162	0.00%	162
Amortization Type	0	146	0.00%	162
Appraisal As-Is Value	0	3	0.00%	162
Appraisal Date	13	13	100.00%	162
Appraisal Effective Date	2	3	66.67%	162
Appraised Value	3	25	12.00%	162
Balloon Flag	0	12	0.00%	162
Blanket Mortgage?	0	3	0.00%	162

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Borrower Citizenship	4	7	57.14%	162
Borrower EIN	3	3	100.00%	162
Borrower First Name	4	11	36.36%	162
Borrower Last Name	4	26	15.38%	162
Borrower Qualifying FICO	11	149	7.38%	162
Cash To Borrower	3	3	100.00%	162
City	1	26	3.85%	162
Coborrower First Name	0	2	0.00%	162
Coborrower Last Name	2	2	100.00%	162
Coborrower Qualifying FICO	7	61	11.48%	162
Contract Sales Price	9	15	60.00%	162
Escrow Account	0	3	0.00%	162
First Payment Date	2	16	12.50%	162
Hazard Insurance Monthly Premium	1	12	8.33%	162
Interest Only	0	16	0.00%	162
Interest Only Period	0	2	0.00%	162
Investor: Qualifying Total Debt Ratio	3	144	2.08%	162
Last Property Transfer Date	3	3	100.00%	162
Lien Position	0	13	0.00%	162
Loan Property Count	0	3	0.00%	162
Loan to Cost (LTC)	3	3	100.00%	162
Maturity Date	8	26	30.77%	162
Monthly HOA Dues	8	10	80.00%	162
Monthly Taxes	4	13	30.77%	162
Neg Am	0	3	0.00%	162
Note Date	6	26	23.08%	162
Occupancy	0	149	0.00%	162
Original CLTV	0	152	0.00%	162
Original HLTV	3	3	100.00%	162
Original Interest Rate	0	26	0.00%	162
Original Loan Amount	0	26	0.00%	162
Original LTV	0	162	0.00%	162
Original P&I	3	26	11.54%	162
Original PITIA	6	9	66.67%	162
Original Term	0	3	0.00%	162
Origination Channel	1	10	10.00%	162
PITIA Reserves Months	3	3	100.00%	162
Prepayment Penalty Period (months)	0	12	0.00%	162
Prepayment Terms	0	1	0.00%	162
Product Description	1	3	33.33%	162
Property Type	11	162	6.79%	162
Purpose	0	162	0.00%	162
Refi Purpose	0	142	0.00%	162
Representative FICO	1	13	7.69%	162
State	1	26	3.85%	162
Street	1	26	3.85%	162
Subject Debt Service Coverage Ratio	5	14	35.71%	162
Total Cash-out	1	5	20.00%	162
Zip	1	162	0.62%	162
Total	143	2,278	6.28%	162

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ADDITIONAL LOAN POPULATION SUMMARY (some totals may not add due to rounding)

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	162	100.00%	$28,681,475.00	100.00%
Total	162	100.00%	$28,681,475.00	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	26	16.05%	$15,958,300.00	55.64%
2	136	83.95%	$12,723,175.00	44.36%
Total	162	100.00%	$28,681,475.00	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Other/Multi-purpose/Unknown Purpose	149	91.98%	$17,046,925.00	59.44%
First Time Home Purchase	3	1.85%	$3,144,400.00	10.96%
Other-than-first-time Home Purchase	4	2.47%	$3,116,750.00	10.87%
Rate/Term Refinance - Borrower Initiated	6	3.70%	$5,373,400.00	18.73%
Total	162	100.00%	$28,681,475.00	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
0-120 Months	5	3.09%	$368,900.00	1.29%
181-240 Months	131	80.86%	$12,354,275.00	43.07%
241-360 Months	26	16.05%	$15,958,300.00	55.64%
Total	162	100.00%	$28,681,475.00	100.00%

Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	105	64.81%	$16,631,110.00	57.99%
Condo, Low Rise	3	1.85%	$241,190.00	0.84%
PUD	41	25.31%	$5,643,725.00	19.68%
1 Family Attached	5	3.09%	$1,621,950.00	5.66%
2 Family	4	2.47%	$2,106,950.00	7.35%
3 Family	1	0.62%	$374,550.00	1.31%
4 Family	1	0.62%	$531,250.00	1.85%
5-10 Unit Multi-Family	1	0.62%	$1,066,000.00	3.72%
Unavailable	1	0.62%	$464,750.00	1.62%
Total	162	100.00%	$28,681,475.00	100.00%

Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Primary	142	87.65%	$19,806,775.00	69.06%
Investment	19	11.73%	$8,766,400.00	30.56%
Second Home	1	0.62%	$108,300.00	0.38%
Total	162	100.00%	$28,681,475.00	100.00%

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